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
[LOGO]                    10696 Haddington, Suite 117                                       INDEPENDENT REPRESENTATIVE    FORM #100
                          Houston, TX  77043                                                            ENTRY APPLICATION/AGREEMENT
                          (713) 464-2626
                          Fax (713) 464-2797

APPLICANT INFORMATION            IMPORTANT!  TO AVOID DELAYS PLEASE TYPE OR PRINT CLEARLY   |  |  |  |   |  |  |  | - |  |  |  |  |
|  |  | / |  |  | / |  |  |      -- INCORRECT, INCOMPLETE OR ILLEGIBLE FORMS WILL BE        DAY PHONE NUMBER
DATE       MONTH     YEAR        RETURNED TO REPRESENTATIVE.  PLEASE REVIEW FOR ACCURACY
                                 BEFORE MAILING.  FOR QUESTIONS CALL (713) 464-2626.        |  |  |  |   |  |  |  | - |  |  |  |  |
                                                                                            EVENING PHONE NUMBER

|  |  |  |    |  |  |    |  |  |  |  |    |  |  |  |                                        |  |  |  |   |  |  |  | - |  |  |  |  |
SOCIAL SECURITY OR FEDERAL ID NUMBER                                                        FAX NUMBER

_______________________________________________________________            SPONSOR INFORMATION (CANNOT BE CHANGED AFTER SUBMITTED)
NAME (LAST, FIRST, MIDDLE)
                                                                           |  |  |  |    |  |  |    |  |  |  |  |    |  |  |  |
_______________________________________________________________            SPONSOR SOCIAL SECURITY OR FEDERAL ID NUMBER
SHIPPING ADDRESS
                                                                           _______________________________________________________
_______________________________________________________________            NAME (LAST)              (FIRST & MIDDLE INITIALS)
MAILING ADDRESS

___________    _____ _______   |  |  |  |  |  | - |  |  |  |  |
CITY           STATE (ABBR.)             ZIP/POSTAL CODE


---------------------------------------------------------------------------------------

ORDER INFORMATION                                                       / / INITIAL ORDER DISTRIBUTOR/CONSULTANT

CHECK ONE

/ /  Please accept my initial purchase for ONE of
     the following:                                    ---->

/ /  Representative Only (NO PURCHASE NECCESSARY)


ORDER INFORMATION                                                       / / INITIAL ORDER DISTRIBUTOR/CONSULTANT
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        STOCK #     DESCRIPTION                             QTY       RETAIL       SALES AID           WHSL. AMOUNT
          200       FAMILY CAR CARE PACK:
                              Guardian Angel                 2        $59.90                               $47.90
                              Posh Wash                      1        $19.95                               $15.95
                              Direct-Mail kit                1                      $19.95                 $19.95
                              Sales Aid Materials           n/a                     $26.15                 $26.15
          203A      GUARDIAN ANGEL (CASE) LESS 10%           1        359.40                              $232.74
                                                                  Total Retail  Total Sales Aids   Subtotal
                                                                     $439.25        $46.10                $342.69
                                                                         |             |
                                                                         |             |          Shipping
                     Please allow 3 - 5 working days for delivery        |             |                   $8.50
                                     Alaska and Hawaii add $50.00        |             |
                                                                         |             |          Handling
                                                                         |             |                   $2.00
                                                                         |             |
                                                                         V             V          Tax
                            8.25% Sales Tax (TEXAS RESIDENTS ONLY)    $36.24    +    $3.80  .............>  $40.04
                                                                                                  -----------------
                                                                                                  -----------------

                                                                        TOTAL DUE TEXAS RESIDENTS          $393.23
                                                                               ------------------------------------
                                                                               ------------------------------------

                                             TOTAL DUE NON-Texas Residents         $353.19
                                                                               ------------------
                                                                               ------------------
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AGREEMENT INFORMATION (SEE REVERSE SIDE ALSO)
YOU MUST CHECK ALL THAT APPLY
YES  NO
/ /  / /  Please waive the three day right to cancel and rush my order ASAP.
/ /  / /  I want to be a Classic Trends International Independent
          Representative (no purchase is required).
/ /  / /  I understand and have read the Terms, Conditions, Policies and Procedures on the back of this form and agree as an
          Independent Representative to abide by them. This
          agreement shall be deemed in effect upon receipt and
          acceptance by Classic Trends International at its Home Office in
          Houston, Texas.  I certify that the SSN or FIN shown
          above is correct for tax reporting purposes.
/ /  / /  I understand that I am automatically entered into the 7 high uni-lateral compensation program and that there is a $50
          per month minimum sale to qualify for commissions in
          this plan.
/ /  / /  As an Independent Representative, please enroll me in PI's automatic product re-order/entry program for each pay
          cycle of the Bi-Cycle Bonus System.

__________________________________________     ___________
SIGNATURE FOR AGREEMENT                               DATE




                 / /  INITIAL ORDER CONSULTANT

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        STOCK #     DESCRIPTION                             QTY       RETAIL       SALES AID           WHSL. AMOUNT
          200       FAMILY CAR CARE PACK:
                            Guardian Angel                   2        $59.90                               $47.90
                            Posh Wash                        1        $19.95                               $15.95
               Direct-Mail kit                               1                      $19.95                 $19.95
               Sales Aid Materials                          n/a                     $26.15                 $26.15
                                                                  Total Retail  Total Sales Aids   Subtotal
                                                                      $79.85        $46.10                $109.95

                                                                         |             |
                                                                         |             |          Shipping
                     Please allow 3 - 5 working days for delivery        |             |                   $5.50
                                     Alaska and Hawaii add $15.00        |             |
                                                                         |             |          Handling
                                                                         |             |                   $2.00
                                                                         |             |
                                                                         V             V          Tax
                            8.25% Sales Tax (TEXAS RESIDENTS ONLY)    $ 6.59    +    $3.80  ............> $10.39
                                                                                                  -----------------
                                                                                                  -----------------

                                                                        TOTAL DUE TEXAS RESIDENTS        $127.84
                                                                               ------------------------------------
                                                                               ------------------------------------

                                             TOTAL DUE NON-Texas Residents         $117.45
                                                                               ------------------
                                                                               ------------------
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PAYMENT INFORMATION
       FAX THIS APPLICATION TO (713) 464-2797  OR MAIL IN.

/ / Check/MO  / / Master Card  / / VISA  / / Amex  / / Discover

       MAKE PAYABLE TO CLASSIC TRENDS INTERNATIONAL, INC.
(Credit Cards are processed through Flair Image, Inc./Classic Trends International)

_______________________________________________________________________________________
PRINT NAME ON CARD

|    |    |    |    | |    |    |    |    | |    |    |    |    | |    |    |    |    |
CREDIT CARD NUMBER

|    |    | - |    |    |          ____________________________________________________
EXP.DATE                           SIGNATURE




PLACEMENT INFORMATION (CANNOT BE CHANGED AFTER SUBMITTED)

_______________________________________________________________________________
(LAST)                   (FIRST & MIDDLE INITIALS)
NAME OF THE PERSON WHOM THE APPLICANT WILL BE PLACED UNDER

|    |    |    |     |    |    |     |    |    |    |    |     |    |    |    |
PLACEMENT SOCIAL SECURITY OR FEDERAL ID NUMBER
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                                                                     V.7-101497


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                           ANNUAL REGISTRATION FEE $25.00

          I understand the only annual financial requirement to remain a Classic Trends International Consultant or Distributor is the payment of an Annual Renewal Fee. This fee covers the annual registration and renewal cost of your Consultant or Distributor account, your subscription to the Classic Trends International Newsletter, and other material published by Classic Trends International. I understand that the renewal fee does not include any products and that any products purchased in connection with remaining a Consultant or Distributor are optional.

          By signing the Signature for Agreement on the front side of this form I understand that there is an Annual Renewal Fee.




AGREEMENT

As an Independent Representative of Classic Trends International, Inc. (CTI), I understand and agree that:

1. I am of legal age and a resident in the state in which I enter into this Agreement.
2. I shall become a Classic Trends International, Inc. Independent Representative upon acceptance of this application. I shall have the right to sell the products offered in accordance with the marketing program and policies and procedures which may be amended from time to time.
3. I acknowledge that this Agreement is not binding on either party until it has been accepted and approved by Classic Trends International, Inc., at their corporate offices in Houston, Texas and shall be governed by the applicable Federal, State and local laws. Upon acceptance as an Independent Representative, applicant is authorized as an Independent Representative for one year from such date of acceptance.
        Representative status may be kept current through continued purchases and organizational growth as long as applicant complies with all terms of this Agreement.
4. As a Independent Representative I will not be an employee, but will be an independent contractor, and as such will not be treated as an employee for purposes of the Federal Insurance Contributions Act, the Social Security Act, the Federal Unemployment Tax Act, income tax withholding at source or any other laws covering employees. As an Independent Representative, I am responsible for my own business. I may decide for myself whether to recruit a sales organization and on the prices at which I will sell. I will in all representations of my distributorships, including but not limited to advertisements, business cards, stationary, and verbal communications, refer to myself as an "Independent Representative" of CTI products. I will abide by and pay any and all business, sales, local and federal taxes, licenses of self-employment taxes that may become due through this business as required by law.
5. I understand that CTI will provide a federal tax form #1099 to appropriate Independent Representatives and report all compensation paid to Independent Representatives to the Internal Revenue Service as required by law.
6. I agree to represent and explain CTI products and plan honestly, marketing completely and in an ethical and legal manner.
7. I have received, carefully read and accept the CTI Policies and Procedures and the marketing program which are incorporated, by reference, as a part of this Agreement. CTI has the right, at its sole discretion, to modify its Policies and Procedures, marketing program, compensation, or prices at any time.
8. I understand that I may not make any statements, claims, or representations regarding CTI or its products other than those approved and provided in writing in the CTI Policies, and Procedures, marketing plan, product brochures, marketing film, or any other official printed literature or publication made available through CTI.
9. I may terminate Agreement at any time by notifying CTI in writing. CTI this may terminate this Agreement if I breach the terms of this Agreement or the Policies and Procedures, or if I commit fraud, dishonesty, or criminal acts. No further commissions or bonuses will be paid after termination of this Agreement. CTI's failure to enforce any provision of this agreement shall not be construed as a waiver of such provision or of anyother provision or subsequent breach of this Agreement.
10. Any use of the product or trade names or trademarks CTI must be approved in writing by CTI prior to their use. Any violation of this regulation will result in immediate termination of the distributorship.
11. I will work toward creating a base of customers who are purchasing products for personal benefit. I certify that at least 70 percent of my previous orders have been sold to the consuming public.
12. CTI does not and will not discriminate in acceptance or rejection of applicants because of race, creed, color, sex or national origin. Independent Representative positions are open to all persons who faithfully demonstrate good business ethics, judgement, responsibility and a sincere desire to be a CTI Independent Representative.
13. This Agreement is governed by the laws of the State of Texas and is binding on successors and assigns of both parties. In the event any dispute arises between me CTI related to this Agreement or otherwise, venue shall lie exclusively in courts in Houston, Harris County, Texas.
14. Any and all costs, including attorneys' fees, incurred by CTI as a result of any violation of this Agreement or any other dispute between the parties, hereto shall be borne by the applicant. In the event that this Agreement at any time for any reason is determined to be void or superseded, the provisions of this paragraph shall survive.
15. I understand that CTI will buy back inventory and sales kit materials in a resalable condition for 30 days from the date of purchase. A
        10% restocking charge will be deducted from all refunds along with any commissions paid.
16. I understand that I may fill out an application to become a CTI Independent Representative, and the company will ship products directly to my customers upon receipt of check or credit card. No purchase is necessary on my part to be paid Retail sales commissions.
17. Any Independent Representative who sponsors other Independent Representatives, must fulfill the obligation of performing a bona fide supervisory, distributing and selling function in the sale or delivery of products to the ultimate customer and in the training of those sponsored. Independent Representatives must maintain ongoing contact, communication and management supervision with his or her sales organization. Examples of such supervision may include but are not limited to newsletters, written correspondence, personal meetings, telephone contacts, voice mail, electronic mailing, training sessions, accompanying individuals to company training and sharing genealogy information with those sponsored. Independent Representatives must provide evidence to CTI at its request of ongoing fulfillment of supervisory responsibilities.
18. If Independent Representative has purchased CTI products and/or sales materials and is in default in payments, CTI shall be entitled to deduct amounts due from commissions. In addition, default on payments due for elective purchases from CTI shall be grounds for termination if Independent Representative and/or such legal action as the company deems appropriate.
19. Independent Representative agrees to submit any complaint, grievance or claim against an Independent Representative or CTI to Dispute Resolution Board for resolution and settlement in accordance with the terms, conditions, policies and procedures prior to contacting any regulatory agencies or taking any legal action. Independent Representative agrees that a breach of this covenant on his or her part will make Independent Representative liable for any damages and/or any legal cost to CTI.
20. Independent Representative understands and agrees that the marketing plans and other plans used by CTI for marketing its products and/or services has specific reporting and time sensitive qualification requirements. It is the responsibility of Independent Representative to understand these, and comply. Failure to do so may affect
        Independent Representatives commissions, and no exception can be made.
21. Independent Representative understands that although he or she may sponsor other Independent Representatives, the compensation plan does not allow Independent Representative to profit solely, through the activity of sponsoring those Independent Representatives.
        Commissions are paid only from actual product sales made by Independent Representative or his or her commissionable Independent Representatives. No one has made any claims or guarantees that I will derive any specific income or profits as an Independent
        Representative. My success will depend on my own efforts. Commissions on all products listed in the Products Listings shall be paid only to the qualified Independent Representative and to his or her organizational sponsors.
22. I understand that I may not contact any of CTI Vendors and/or Third Parties, in any relationship other than that of a customer. I also understand that I may not have Contracts or Agreements with any company dealing with said Vendors and/or Third Parties other than those established previous to this Agreement. If discovered by CTI, this Agreement will be immediately terminated, ongoing commission forfeited and/or remedies sought to the fullest extent of the law.
23. I agree to use only official Company literature and advertising; any other literature/advertising must have prior written approval from Classic Trends International, Inc. This includes promotion of your business on the World Wide Web through a personal web page, web mall shopping area, classified advertising and/or bulk e-mail services. I will not use Classic Trends International's trade name and/or trademark except in the advertising provided to me by CTI or in other advertising without prior written approval by CTI.
24. Independent Representative is not guaranteed a specific income. Financial success as an Independent Representative can come only from sale of company products to the end consumer, building his/her own sales organization and training that organization to sell, sponsor, and train.
25. Independent Representative understands that financial reward is based on ability, personal effort, and initiative. In discussing the Company compensation plan, Independent Representative will make no claims as to income potential, either written or oral, except those prepared by the company for illustration purposes only.
26. An Independent Representative shall be entitled to cancel participation in the marketing program at any time and for any reason upon written notice to CTI. Upon notification of cancellation or termination the sponsoring Independent Representative or CTI will repurchase inventory and mandatory sales pack materials in accordance with its policies as stated in Classic Trends International's marketing program and statement of policies and procedures.
27. To maintain my Independent Representative position in the marketing program I must maintain a minimum purchase of $50 worth of product from the Company every month. I understand if I do not purchase at least $50 of product during a (1) month period my Independent Representative position will not receive commissions for that month. After 6 consecutive months without maintaining a minimum purchase in any one month, I will be placed on inactive status and dropped from the CTI Uni-Lateral Marketing Program.
28. I understand that CTI may terminate an Independent Representative agreement for any Independent Representative who misrepresents the products or the image or purpose of the Company. CTI may also terminate Independent Representative agreement for Independent Representatives who violate any of the rules and regulations herein.
29. An Independent Representative may at some point wish to sell his or her organization. The sale or a downline organization is permissible providing prior written approval is obtained from CTI and the integrity of the upline of both the buying and selling Independent Representatives remains intact.
30. No CTI Independent Representative will be allowed to transfer from one sponsor to another. An Independent Representative may voluntarily terminate his or her own Independent Representativeship and then re-enroll no earlier than one (1) year following the first month after terminating the original Independent Representative Agreement. A re-enrolled Independent Representative will then begin again with no downline upon application and with approval by Company. The payment of an Independent Representative set-up fee will be required.
31. My signature on the application confirms that I have carefully reviewed the company's marketing program and policies and procedures, and acknowledge that they are incorporated as part of this agreement in conducting business in their present form and as modified from time to time by the company.

                                                                      V3-063097